Exhibit 99.1

GameStop Announces Resignation of CFO

GRAPEVINE, Texas--(GLOBE NEWSWIRE)—July 27, 2023--GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today announced that Diana Saadeh-Jajeh, its Chief Financial Officer, will be resigning from her role on August 11, 2023. The Company will be appointing Daniel Moore as its Principal Accounting Officer and interim Principal Financial Officer, effective as of August 11, 2023.

Additional information can be found in the Form 8-K that will be filed today with the U.S. Securities and Exchange Commission.

Contacts

GameStop Corp. Investor Relations
(817) 424-2001
ir@gamestop.com